EXHIBIT 99.1

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Morgan Stanley                                                  January 25, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
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                             Computational Materials



                                  $688,209,000
                                  Approximately



                        Morgan Stanley ABS Capital I Inc.
                                Series 2005-WMC1



                       Mortgage Pass-Through Certificates



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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
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                                     Page 1

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Morgan Stanley                                                  January 25, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or
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The offer or sale of securities or transactions may be restricted by law.
Additionally, transfers of any such securities or instruments may be limited by
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notify you of any changes to the attached information. Morgan Stanley & Co.
Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
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                                     Page 2

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Morgan Stanley                                                  January 25, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
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                           Approximately $688,209,000
               Morgan Stanley ABS Capital I Inc., Series 2005-WMC1


                        Morgan Stanley ABS Capital I Inc.
                                    Depositor


                           Countrywide Home Loans Inc.
                                    Servicer


                             Transaction Highlights
                             ----------------------

                                                                                Modified
                                                                Avg Life to   Duration To
Offered                                  Expected Ratings         Call /         Call /
Classes   Description   Balance (4)   (S&P / Fitch / Moody's)    Mty (1)(2)   Mty (1)(2)(3)   Payment Window To Call / Mty (1)(2)
-------   -----------   -----------   -----------------------   -----------   -------------  -----------------------------------
 A-1ss    Not Offered   425,115,000         AAA/AAA/Aaa                             ***Not Offered***
 A-1mz      Floater     106,279,000         AAA/AAA/Aaa         2.41 / 2.62    2.26 / 2.43      03/05 - 05/12 / 03/05 - 09/20
 A-2a       Floater     166,533,000         AAA/AAA/Aaa         0.70 / 0.70    0.69 / 0.69      03/05 - 07/06 / 03/05 - 07/06
 A-2b       Floater     185,000,000         AAA/AAA/Aaa         2.99 / 2.99    2.84 / 2.84      07/06 - 09/11 / 07/06 - 09/11
 A-2c       Floater      37,000,000         AAA/AAA/Aaa         7.18 / 9.40    6.48 / 8.16      09/11 - 05/12 / 09/11 - 06/20
  M-1       Floater      39,024,000         AA+/AA+/Aa1         5.00 / 5.54    4.62 / 5.02      08/08 - 05/12 / 08/08 - 09/18
  M-2       Floater      35,006,000          AA/AA/Aa2          4.96 / 5.47    4.57 / 4.96      07/08 - 05/12 / 07/08 - 03/18
  M-3       Floater      22,382,000         AA-/AA-/Aa3         4.92 / 5.42    4.53 / 4.91      06/08 - 05/12 / 06/08 - 07/17
  M-4       Floater      20,085,000          A+/A+/A1           4.91 / 5.38    4.49 / 4.85      05/08 - 05/12 / 05/08 - 01/17
  M-5       Floater      18,364,000           A/A/A2            4.90 / 5.34    4.48 / 4.81      05/08 - 05/12 / 05/08 - 07/16
  M-6       Floater      17,217,000          A-/A-/A3           4.88 / 5.29    4.45 / 4.76      04/08 - 05/12 / 04/08 - 01/16
  B-1       Floater      16,069,000       BBB+/BBB+/Baa1        4.88 / 5.23    4.38 / 4.64      04/08 - 05/12 / 04/08 - 05/15
  B-2       Floater      12,625,000        BBB/BBB/Baa2         4.87 / 5.16    4.37 / 4.58      03/08 - 05/12 / 03/08 - 08/14
  B-3       Floater      12,625,000       BBB-/BBB-/Baa3        4.86 / 5.04    4.24 / 4.37      03/08 - 05/12 / 03/08 - 12/13


Offered       Initial
Classes   Subordination Level    Benchmark
-------   -------------------   -----------
 A-1ss         19.85%           1 Mo. LIBOR
 A-1mz         19.85%           1 Mo. LIBOR
 A-2a          19.85%           1 Mo. LIBOR
 A-2b          19.85%           1 Mo. LIBOR
 A-2c          19.85%           1 Mo. LIBOR
  M-1          16.45%           1 Mo. LIBOR
  M-2          13.40%           1 Mo. LIBOR
  M-3          11.45%           1 Mo. LIBOR
  M-4           9.70%           1 Mo. LIBOR
  M-5           8.10%           1 Mo. LIBOR
  M-6           6.60%           1 Mo. LIBOR
  B-1           5.20%           1 Mo. LIBOR
  B-2           4.10%           1 Mo. LIBOR
  B-3           3.00%           1 Mo. LIBOR

Notes:      (1) Certificates are priced to the 10% optional clean-up call.
            (2) Based on the pricing prepayment speed. See details below.
            (3) Assumes pricing at par.
            (4) Bond sizes subject to a variance of plus or minus 5%.

Issuer:                            Morgan Stanley ABS Capital I Inc. Trust
                                   2005-WMC1.

Depositor:                         Morgan Stanley ABS Capital I Inc.

Originator:                        WMC Mortgage Corp.

Servicer:                          Countrywide Home Loans Inc.

Trustee:                           Deustche Bank National Trust Company.

Managers:                          Morgan Stanley (lead manager), Countrywide
                                   Securities Corp. and Utendahl Capital
                                   Partners, L.P.

Rating Agencies:                   Standard & Poor's, Fitch Ratings and Moody's
                                   Investors Service.

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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
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                                     Page 3

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Offered Certificates:              The Class A-1mz, A-2a, A-2b, A-2c, M-1, M-2,
                                   M-3, M-4, M-5, M-6, B-1, B-2 and B-3
                                   Certificates.

Class A Certificates:              The Class A-1ss, A-1mz, A-2a, A-2b and A-2c
                                   Certificates.

Group I Class A Certificates:      The Class A-1ss and Class A-1mz Certificates.

Group II Class A Certificates:     The Class A-2a, Class A-2b and Class A-2c
                                   Certificates.

Class A Certificate Group:         The Group I Class A Certificates and Group II
                                   Class A Certificates, as applicable.

Expected Closing Date:             February 24, 2005 through DTC and Euroclear
                                   or Clearstream. The Certificates will be sold without accrued interest.

Cut-off Date:                      February 1, 2005

Distribution Dates:                The 25th of each month, or if such day is not
                                   a business day, on the next business day, beginning March 25, 2005.

Final Scheduled Distribution       For all Offered Certificates, the
Date:                              Distribution Date occurring in January 2035.

Minimum Denomination:              The Offered Certificates will be issued and
                                   available in denominations of $25,000 initial principal balance and integral multiples of $1 in excess of $25,000.

Due Period:                        For any Distribution Date, the calendar month
                                   preceding the month in which that
                                   Distribution Date occurs.

Interest Accrual Period:           The interest accrual period for the Offered
                                   Certificates with respect to any Distribution
                                   Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing
                                   Date) and ending on the day prior to the current Distribution Date (on an actual/360 day count basis).

Mortgage Loans:                    The Trust will consist of two groups of
                                   adjustable and fixed rate sub-prime
                                   residential, first-lien and second-lien
                                   mortgage loans.

Group I Mortgage Loans:            Approximately $663.0 million of Mortgage
                                   Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Fannie Mae.

Group II Mortgage Loans:           Approximately $484.8 million of Mortgage
                                   Loans that predominantly have original
                                   principal balances that may or may not
                                   conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Fannie Mae.

Pricing Prepayment Speed:          o     Fixed Rate Mortgage Loans: CPR starting
                                         at approximately 4% CPR in month 1 and
                                         increasing to 23% CPR in month 16
                                         (19%/15 increase for each month), and
                                         remaining at 23% CPR thereafter
                                   o     ARM Mortgage Loans: 28% CPR

Credit Enhancement:                The Offered Certificates are credit enhanced
                                   by:
                                   1)    Net monthly excess cashflow from the
                                         Mortgage Loans,
                                   2)    3.00% overcollateralization (funded
                                         upfront). On and after the Step-down
                                         Date, so long as a Trigger Event is not
                                         in effect, the required
                                         overcollateralization will equal 6.00%
                                         of the aggregate principal balance of
                                         the Mortgage Loans as of the last day
                                         of the applicable Due Period, subject
                                         to a 0.50% floor, based on the
                                         aggregate principal balance of the
                                         Mortgage Loans as of the cut-off date,
                                         and
                                   3)    Subordination of distributions on the
                                         more subordinate classes of
                                         certificates (if applicable) to the
                                         required distributions on the more
                                         senior classes of certificates.

Senior Enhancement Percentage:     For any Distribution Date, the percentage
                                   obtained by dividing (x) the aggregate
                                   Certificate Principal Balance of the
                                   subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal
                                   Distribution Amount for such Distribution
                                   Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
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                                     Page 4

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Step-down Date:                    The later to occur of:
                                   (x)   The earlier of:
                                         (a)   The Distribution Date occurring
                                               in March 2008; and
                                         (b)   The Distribution Date on which
                                               the aggregate balance of the
                                               Class A Certificates is reduced
                                               to zero; and
                                   (y)   The first Distribution Date on which
                                         the Senior Enhancement Percentage
                                         (calculated for this purpose only after
                                         taking into account payments of
                                         principal on the Mortgage Loans on the
                                         last day of the related Due Period but
                                         prior to principal distributions to the
                                         certificates on the applicable
                                         Distribution Date) is greater than or
                                         equal to approximately 39.70%.

Trigger Event:                     Either a Delinquency Trigger Event or a
                                   Cumulative Loss Trigger Event.

Delinquency Trigger Event:         A Delinquency Trigger Event is in effect on
                                   any Distribution Date if on that Distribution
                                   Date the 60 Day+ Rolling Average equals or exceeds [40%] of the prior period's Senior
                                   Enhancement Percentage. The 60 Day+ Rolling
                                   Average will equal the rolling 3 month
                                   average percentage of Mortgage Loans that are 60 or more days delinquent.

Cumulative Loss Trigger Event:     A Cumulative Loss Trigger Event is in effect
                                   on any Distribution Date if the aggregate amount of Realized Losses incurred since the cut-off date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date exceeds the applicable percentages described below with respect to such distribution date:

                                   Months 37- 48            3.00 for the first
                                                            month, plus an
                                                            additional 1/12th of
                                                            1.75 for each month
                                                            thereafter (e.g.,
                                                            approximately 3.875
                                                            in Month 43)
                                   Months 49- 60            4.75 for the first
                                                            month, plus an
                                                            additional 1/12th of
                                                            1.50 for each month
                                                            thereafter (e.g.,
                                                            approximately 5.500
                                                            in Month 55)
                                   Months 61- 72            6.25 for the first
                                                            month, plus an
                                                            additional 1/12th of
                                                            0.75 for each month
                                                            thereafter (e.g.,
                                                            approximately 6.625
                                                            in Month 67)
                                   Months 73- thereafter    7.00

Sequential Trigger Event:          A Sequential Trigger Event is in effect on
                                   any Distribution Date if, before the 37th
                                   Distribution Date, the aggregate amount of Realized Losses incurred since the cut-off date through the last day of the related
                                   Prepayment Period divided by the aggregate
                                   Stated Principal Balance of the mortgage loans as of the cut-off date exceeds [3.00]%, or if, on or after the 37th Distribution
                                   Date, a Trigger Event is in effect.

Initial Subordination              Class A:   19.85%
Percentage:                        Class M-1: 16.45%
                                   Class M-2: 13.40%
                                   Class M-3: 11.45%
                                   Class M-4:  9.70%
                                   Class M-5:  8.10%
                                   Class M-6:  6.60%
                                   Class B-1:  5.20%
                                   Class B-2:  4.10%
                                   Class B-3:  3.00%

Optional Clean-up Call:            When the current aggregate principal balance
                                   of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the cut-off date.

Step-up Coupons:                   For all Offered Certificates the coupon will
                                   increase after the optional clean-up call date, should the call not be exercised. The applicable fixed margin will increase by 2x on the Class A Certificates and by 1.5x on all other Certificates after the first distribution date on which the Optional
                                   Clean-up Call is exercisable.

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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
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                                     Page 5

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Group I Class A Certificates       The Class A-1ss and A-1mz Certificates will
Pass-Through Rate:                 accrue interest at a variable rate equal to
                                   the least of (i) one-month LIBOR plus [] bps
                                   ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap and
                                   (iii) the WAC Cap.

Group II Class A Certificates      The Class A-2a, A-2b and A-2c Certificates
Pass-Through Rate:                 will accrue interest at a variable rate equal
                                   to the least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and
                                   (iii) the WAC Cap.

Class M-1 Pass-Through Rate:       The Class M-1 Certificates will accrue
                                   interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate:       The Class M-2 Certificates will accrue
                                   interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate:       The Class M-3 Certificates will accrue
                                   interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate:       The Class M-4 Certificates will accrue
                                   interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate:       The Class M-5 Certificates will accrue
                                   interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate:       The Class M-6 Certificates will accrue
                                   interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate:       The Class B-1 Certificates will accrue
                                   interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate:       The Class B-2 Certificates will accrue
                                   interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate:       The Class B-3 Certificates will accrue
                                   interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap: For any distribution date, the weighted average of the mortgage rates for each mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

Loan Group I Cap:                  For any distribution date, the weighted
                                   average of the mortgage rates for each group
                                   I mortgage loan (in each case, less the
                                   applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual
                                   Period.

Loan Group II Cap:                 For any distribution date, the weighted
                                   average of the mortgage rates for each group
                                   II mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual
                                   Period.

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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                     Page 6

Group I Class A Basis Risk         As to any Distribution Date, the supplemental
Carry Forward Amount:              interest amount for the Group I Class A
                                   Certificates will equal the sum of:
                                   (i)   The excess, if any, of interest that
                                         would otherwise be due on such
                                         Certificates at the Group I Class A
                                         Certificates Pass-Through Rate (without
                                         regard to the Loan Group I Cap or WAC
                                         Cap) over interest due such
                                         Certificates at a rate equal to the
                                         lesser of the Loan Group I Cap or WAC
                                         Cap;
                                   (ii)  Any Group I Class A Basis Risk Carry
                                         Forward Amount remaining unpaid from
                                         prior Distribution Dates; and
                                   (iii) Interest on the amount in clause (ii)
                                         at the related Group I Class A
                                         Certificates Pass-Through Rate (without
                                         regard to the Loan Group I Cap or WAC
                                         Cap).

Group II Class A Basis Risk        As to any Distribution Date, the supplemental
Carry Forward Amount:              interest amount for each of the Group II
                                   Class A Certificates will equal the sum of:
                                   (i)   The excess, if any, of interest that
                                         would otherwise be due on such
                                         Certificates at the Group II Class A
                                         Certificates Pass-Through Rates
                                         (without regard to the Loan Group II
                                         Cap or WAC Cap) over interest due such
                                         Certificates at a rate equal to the
                                         lesser of the Loan Group II Cap or WAC
                                         Cap;
                                   (ii)  Any Group II Class A Basis Risk Carry
                                         Forward Amount remaining unpaid from
                                         prior Distribution Dates; and
                                   (iii) Interest on the amount in clause (ii)
                                         at the related Group II Class A
                                         Certificates Pass-Through Rate (without
                                         regard to the Loan Group II Cap or WAC
                                         Cap).

Class M-1, M-2, M-3, M-4, M-5,     As to any Distribution Date, the supplemental
M-6, B-1, B-2 and B-3 Basis        interest amount for each of the Class M-1,
Risk Carry Forward Amounts:        M-2, M-3, M-4, M-5, M-6, B-1, B-2 and B-3
                                   Certificates will equal the sum of:
                                   (i)   The excess, if any, of interest that
                                         would otherwise be due on such
                                         Certificates at such Certificates'
                                         applicable Pass-Through Rate (without
                                         regard to the WAC Cap) over interest
                                         due such Certificates at a rate equal
                                         to the WAC Cap;
                                   (ii)  Any Basis Risk Carry Forward Amount for
                                         such class remaining unpaid for such
                                         Certificate from prior Distribution
                                         Dates; and
                                   (iii) Interest on the amount in clause (ii)
                                         at the Certificates' applicable
                                         Pass-Through Rate (without regard to
                                         the WAC Cap).

Interest Distributions on          On each Distribution Date and after payments
Offered Certificates:              of servicing and trustee fees and other
                                   expenses, interest distributions from the
                                   Interest Remittance Amount will be allocated as follows:
                                   (i)    The portion of the Interest Remittance
                                          Amount attributable to the Group I
                                          Mortgage Loans will be allocated
                                          according to the related Accrued
                                          Certificate Interest and any unpaid
                                          interest shortfall amounts for such
                                          class, as applicable, first, pro rata
                                          to the Group I Class A Certificates
                                          and second, pro rata to the Group II
                                          Class A Certificates;
                                   (ii)   The portion of the Interest Remittance
                                          Amount attributable to the Group II
                                          Mortgage Loans will be allocated
                                          according to the related Accrued
                                          Certificate Interest and any unpaid
                                          interest shortfall amounts for such
                                          class, as applicable, first, pro rata
                                          to the Group II Class A Certificates
                                          and second, pro rata to the Group I
                                          Class A Certificates;
                                   (iii)  To the Class M-1 Certificates, its
                                          Accrued Certificate Interest;
                                   (iv)   To the Class M-2 Certificates, its
                                          Accrued Certificate Interest;
                                   (v)    To the Class M-3 Certificates, its
                                          Accrued Certificate Interest;
                                   (vi)   To the Class M-4 Certificates, its
                                          Accrued Certificate Interest;
                                   (vii)  To the Class M-5 Certificates, its
                                          Accrued Certificate Interest;
                                   (viii) To the Class M-6 Certificates, its
                                          Accrued Certificate Interest;
                                   (ix)   To the Class B-1 Certificates, its
                                          Accrued Certificate Interest;
                                   (x)    To the Class B-2 Certificates, its
                                          Accrued Certificate Interest; and
                                   (xi)   To the Class B-3 Certificates, its
                                          Accrued Certificate Interest.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                     Page 7

Principal Distributions on         On each Distribution Date (a) prior to the
Offered Certificates:              Stepdown Date or (b) on which a Trigger Event
                                   is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:
                                   (i)    to the Class A Certificates, allocated
                                          between the Class A Certificates as
                                          described below, until the Certificate
                                          Principal Balances thereof have been
                                          reduced to zero;
                                   (ii)   to the Class M-1 Certificates, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;
                                   (iii)  to the Class M-2 Certificates, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;
                                   (iv)   to the Class M-3 Certificates, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;
                                   (v)    to the Class M-4 Certificates, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;
                                   (vi)   to the Class M-5 Certificates, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;
                                   (vii)  to the Class M-6 Certificates, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;
                                   (viii) to the Class B-1 Certificates, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;
                                   (ix)   to the Class B-2 Certificates, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero; and
                                   (x)    to the Class B-3 Certificates, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero.

                                   On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:
                                   (i)    to the Class A Certificates, the
                                          lesser of the Principal Distribution
                                          Amount and the Class A Principal
                                          Distribution Amount, allocated between
                                          the Class A Certificates as described
                                          below, until the Certificate Principal
                                          Balances thereof have been reduced to
                                          zero;
                                   (ii)   to the Class M-1 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class M-1
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;
                                   (iii)  to the Class M-2 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class M-2
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;
                                   (iv)   to the Class M-3 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class M-3
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;
                                   (v)    to the Class M-4 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class M-4
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;
                                   (vi)   to the Class M-5 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class M-5
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;
                                   (vii)  to the Class M-6 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class M-6
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;
                                   (viii) to the Class B-1 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class B-1
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;
                                   (ix)   to the Class B-2 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class B-2
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero; and
                                   (x)    to the Class B-3 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class B-3
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                     Page 8

Class A Principal Allocation:      Except as described below, the Group II Class
                                   Certificates will receive principal
                                   sequentially; the Class A-2b Certificates will not receive principal distributions until the Certificate Principal Balance of the Class A-2a Certificates has been reduced to zero, and the Class A-2c Certificates will not receive principal distributions until the Certificate Principal Balance of the Class
                                   A-2b Certificates has been reduced to zero.

                                   All principal distributions to the holders of the Class A Certificates on any Distribution Date will be allocated concurrently between the Group I Class A Certificates, on the one hand, and the Group II Class A Certificates, on the other hand, based on the Class A Principal Allocation Percentage for the Group I Class A Certificates and the Group II Class A Certificates, as applicable.

                                   However, if the Class Certificate Balances of the Class A Certificates in either Class A Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution Dates, will be distributed to the holders of the Class A certificates in the other Class A Certificate Group remaining outstanding, in accordance with the principal distribution allocations described herein, until their Class Certificate Balances have been reduced to zero. Any payments of principal to the Group I Class A Certificates will be made first from payments relating to the Group I Mortgage Loans, and any payments of principal to the Group II Class A Certificates will be made first from payments relating to the Group II Mortgage Loans.

                                   Any principal distributions allocated to the Group I Class A Certificates are required to be distributed pro rata between the Class A-1ss Certificates and the Class A-1mz Certificates, with the exception that if a Sequential Trigger Event is in effect, principal distributions from the Group I Mortgage Loans will be distributed first, to the Class A-1ss Certificates until their Class Certificate balance has been reduced to zero, and second, to the Class A-1mz Certificates until their Class Certificate balance has been reduced to zero.

                                   Any principal distributions allocated to the Group II Class A Certificates will be allocated first to the Class A-2a Certificates, until their Class Certificate Balance has been reduced to zero, then to the Class A-2b Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-2c Certificates, until their Class Certificate Balance has been reduced to zero.

                                   Notwithstanding the above, in the event that all subordinate classes, including the Class X certificates, have been reduced to zero, principal distributions to the Group II Class A Certificates will be distributed pro rata to the Class A-2a, Class A-2b and Class A-2c Certificates.

Group I Class A Interest Rate      Beginning on the first Distribution Date, and
Cap:                               for a period of 32 months thereafter, an
                                   Interest Rate Cap will be entered into by the Trust for the benefit of the Group I Class A
                                   Certificates.

                                   For its duration, the Group I Class A
                                   Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Group I Class A Interest Rate Cap Notional Balance ("the Class Group I Class A Interest Rate Cap Payment") as described on the schedule herein.

Group I Class A Interest Rate      The Group I Class A Interest Rate Cap Payment
Cap Payment Allocation:            shall be available to pay any Basis Risk
                                   Carry Forward Amount due to the Group I Class
                                   A Certificates on a pro rata basis.

Group II Class A Interest Rate     Beginning on the first Distribution Date, and
Cap:                               for a period of 32 months thereafter, an
                                   Interest Rate Cap will be entered into by the Trust for the benefit of the Group II Class A
                                   Certificates.

                                   For its duration, the Group II Class A
                                   Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Group II Class A Interest Rate Cap Notional Balance ("the Group II Class A Interest Rate Cap Payment") as described on the schedule herein.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                     Page 9

Group II Class A Interest Rate     The Group II Class A Interest Rate Cap
Cap Payment Allocation:            Payment shall be available to pay any Basis
                                   Risk Carry Forward Amount due to the Group II
                                   Class A Certificates on a pro rata basis.

Class M Interest Rate Cap:         Beginning on the first Distribution Date, and
                                   for a period of 44 months thereafter, an Interest Rate Cap will be entered into by the Trust for the benefit of the Class M
                                   Certificates.

                                   For its duration, the Class M Interest Rate
                                   Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Class M Interest Rate Cap Notional Balance ("the Class M Interest Rate Cap Payment") as described on the schedule herein.

Class M Interest Rate Cap          The Class M Interest Rate Cap Payment shall
Payment Allocation:                be available to pay any Basis Risk Carry
                                   Forward Amount due to the Class M-1, Class
                                   M-2, Class M-3, Class M-4, Class M-5 and
                                   Class M-6 Certificates on a pro rata basis.

Class B Interest Rate Cap:         Beginning on the first Distribution Date, and
                                   for a period of 44 months thereafter, an Interest Rate Cap will be entered into by the Trust for the benefit of the Class B
                                   Certificates.

                                   For its duration, the Class B Interest Rate
                                   Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Class B Interest Rate Cap Notional Balance ("the Class B Interest Rate Cap Payment") as described on the schedule herein.

Class B Interest Rate Cap          The Class B Interest Rate Cap Payment shall
Payment Allocation:                be available to pay any Basis Risk Carry
                                   Forward Amount due to the Class B-1, Class
                                   B-2 and Class B-3 Certificates on a pro rata basis.

Allocation of Net Monthly          For any Distribution Date, any Net Monthly
Excess Cashflow:                   Excess Cashflow shall be paid as follows:
                                   (i)     to the Class M-1 Certificates, the
                                           unpaid interest shortfall amount;
                                   (ii)    to the Class M-1 Certificates, the
                                           allocated unreimbursed realized loss
                                           amount;
                                   (iii)   to the Class M-2 Certificates, the
                                           unpaid interest shortfall amount;
                                   (iv)    to the Class M-2 Certificates, the
                                           allocated unreimbursed realized loss
                                           amount;
                                   (v)     to the Class M-3 Certificates, the
                                           unpaid interest shortfall amount;
                                   (vi)    to the Class M-3 Certificates, the
                                           allocated unreimbursed realized loss
                                           amount;
                                   (vii)   to the Class M-4 Certificates, the
                                           unpaid interest shortfall amount;
                                   (viii)  to the Class M-4 Certificates, the
                                           allocated unreimbursed realized loss
                                           amount;
                                   (ix)    to the Class M-5 Certificates, the
                                           unpaid interest shortfall amount;
                                   (x)     to the Class M-5 Certificates, the
                                           allocated unreimbursed realized loss
                                           amount;
                                   (xi)    to the Class M-6 Certificates, the
                                           unpaid interest shortfall amount;
                                   (xii)   to the Class M-6 Certificates, the
                                           allocated unreimbursed realized loss
                                           amount;
                                   (xiii)  to the Class B-1 Certificates, the
                                           unpaid interest shortfall amount;
                                   (xiv)   to the Class B-1 Certificates, the
                                           allocated unreimbursed realized loss
                                           amount;
                                   (xv)    to the Class B-2 Certificates, the
                                           unpaid interest shortfall amount;
                                   (xvi)   to the Class B-2 Certificates, the
                                           allocated unreimbursed realized loss
                                           amount;
                                   (xvii)  to the Class B-3 Certificates, the
                                           unpaid interest shortfall amount;
                                   (xviii) to the Class B-3 Certificates, the
                                           allocated unreimbursed realized loss
                                           amount;
                                   (xix)   concurrently, any Group I Class A
                                           Basis Risk Carry Forward Amount to
                                           the Group I Class A Certificates, and
                                           any Group II Class A Basis Risk Carry
                                           Forward Amount to the Group II Class
                                           A Certificates; and
                                   (xx)    sequentially, to Classes M-1, M-2,
                                           M-3, M-4, M-5, M-6, B-1, B-2 and B-3
                                           Certificates, in such order, any
                                           Basis Risk Carry Forward Amount for
                                           such classes.

Interest Remittance Amount:        For any Distribution Date, the portion of
                                   available funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.

Accrued Certificate Interest:      For any Distribution Date and each class of
                                   Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-through
                                   Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Servicemembers Civil
                                   Relief Act or similar state law allocated to such class.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                     Page 10

Principal Distribution Amount:     On any Distribution Date, the sum of (i) the
                                   Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution       On any Distribution Date, the excess of (i)
Amount:                            the aggregate principal remittance amount
                                   over (ii) the Excess Subordinated Amount, if any.

Net Monthly Excess Cashflow:       For any Distribution Date is the amount of
                                   funds available for distribution on such Distribution Date remaining after making all distributions of interest and principal on the certificates.

Extra Principal Distribution       For any Distribution Date, the lesser of (i)
Amount:                            the excess of (x) interest collected or
                                   advanced with respect to the Mortgage Loans with due dates in the related Due Period
                                   (less servicing and trustee fees and
                                   expenses), over (y) the sum of interest
                                   payable on the Certificates on such
                                   Distribution Date and (ii) the
                                   overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount:        For any Distribution Date, means the excess,
                                   if any of (i) the overcollateralization and
                                   (ii) the required overcollateralization for such Distribution Date.

Class A Principal Allocation       For any Distribution Date, the percentage
Percentage:                        equivalent of a fraction, determined as
                                   follows: (i) in the case of the Group I Class
                                   A Certificates the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date and (ii) in the case of the Group II Class A
                                   Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date.

Class A Principal Distribution     For any Distribution Date, an amount equal to
Amount:                            the excess of (x) the aggregate Certificate
                                   Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 60.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                                   (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,738,786.

Class M-1 Principal                For any Distribution Date, an amount equal to
Distribution Amount:               the excess of (x) the sum of (i) the
                                   aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                                   Distribution Amount on such Distribution
                                   Date) and (ii) the Certificate Principal
                                   Balance of the Class M-1 Certificates
                                   immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 67.10% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                                   (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,738,786.

Class M-2 Principal                For any Distribution Date, an amount equal to
Distribution Amount:               the excess of (x) the sum of (i) the
                                   aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                                   Distribution Amount on such Distribution
                                   Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                                   Principal Distribution Amount on such
                                   Distribution Date) and (iii) the Certificate
                                   Principal Balance of the Class M-2
                                   Certificates immediately prior to such
                                   Distribution Date over (y) the lesser of (A) the product of (i) approximately 73.20% and
                                   (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,738,786.

Class M-3 Principal                For any Distribution Date, an amount equal to
Distribution Amount:               the excess of (x) the sum of (i) the
                                   aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                                   Distribution Amount on such Distribution
                                   Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                                   Principal Distribution Amount on such
                                   Distribution Date), (iii) the Certificate
                                   Principal Balance of the Class M-2
                                   Certificates (after taking into account the payment of the Class M-2 Principal
                                   Distribution Amount on such Distribution
                                   Date) and (iv) the Certificate Principal
                                   Balance of the Class M-3 Certificates
                                   immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 77.10% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                                   (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,738,786.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                     Page 11

Class M-4 Principal                For any Distribution Date, an amount equal to
Distribution Amount:               the excess of (x) the sum of (i) the
                                   aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                                   Distribution Amount on such Distribution
                                   Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                                   Principal Distribution Amount on such
                                   Distribution Date), (iii) the Certificate
                                   Principal Balance of the Class M-2
                                   Certificates (after taking into account the payment of the Class M-2 Principal
                                   Distribution Amount on such Distribution
                                   Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3
                                   Principal Distribution Amount on such
                                   Distribution Date) and (v) the Certificate
                                   Principal Balance of the Class M-4
                                   Certificates immediately prior to such
                                   Distribution Date over (y) the lesser of (A) the product of (i) approximately 80.60% and
                                   (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,738,786.

Class M-5 Principal                For any Distribution Date, an amount equal to
Distribution Amount:               the excess of (x) the sum of (i) the
                                   aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                                   Distribution Amount on such Distribution
                                   Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                                   Principal Distribution Amount on such
                                   Distribution Date), (iii) the Certificate
                                   Principal Balance of the Class M-2
                                   Certificates (after taking into account the payment of the Class M-2 Principal
                                   Distribution Amount on such Distribution
                                   Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3
                                   Principal Distribution Amount on such
                                   Distribution Date), (v) the Certificate
                                   Principal Balance of the Class M-4
                                   Certificates (after taking into account the payment of the Class M-4 Principal
                                   Distribution Amount on such Distribution
                                   Date) and (vi) the Certificate Principal
                                   Balance of the Class M-5 Certificates
                                   immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 83.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                                   (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,738,786.

Class M-6 Principal                For any Distribution Date, an amount equal to
Distribution Amount:               the excess of (x) the sum of (i) the
                                   aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                                   Distribution Amount on such Distribution
                                   Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                                   Principal Distribution Amount on such
                                   Distribution Date), (iii) the Certificate
                                   Principal Balance of the Class M-2
                                   Certificates (after taking into account the payment of the Class M-2 Principal
                                   Distribution Amount on such Distribution
                                   Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3
                                   Principal Distribution Amount on such
                                   Distribution Date), (v) the Certificate
                                   Principal Balance of the Class M-4
                                   Certificates (after taking into account the payment of the Class M-4 Principal
                                   Distribution Amount on such Distribution
                                   Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5
                                   Principal Distribution Amount on such
                                   Distribution Date) and (vii) the Certificate
                                   Principal Balance of the Class M-6
                                   Certificates immediately prior to such
                                   Distribution Date over (y) the lesser of (A) the product of (i) approximately 86.80% and
                                   (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,738,786.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                     Page 12

Class B-1 Principal                For any Distribution Date, an amount equal to
Distribution Amount:               the excess of (x) the sum of (i) the
                                   aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                                   Distribution Amount on such Distribution
                                   Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                                   Principal Distribution Amount on such
                                   Distribution Date), (iii) the Certificate
                                   Principal Balance of the Class M-2
                                   Certificates (after taking into account the payment of the Class M-2 Principal
                                   Distribution Amount on such Distribution
                                   Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3
                                   Principal Distribution Amount on such
                                   Distribution Date), (v) the Certificate
                                   Principal Balance of the Class M-4
                                   Certificates (after taking into account the payment of the Class M-4 Principal
                                   Distribution Amount on such Distribution
                                   Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5
                                   Principal Distribution Amount on such
                                   Distribution Date), (vii) the Certificate
                                   Principal Balance of the Class M-6
                                   Certificates (after taking into account the payment of the Class M-6 Principal
                                   Distribution Amount on such Distribution
                                   Date) and (viii) the Certificate Principal
                                   Balance of the Class B-1 Certificates
                                   immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 89.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                                   (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,738,786.

Class B-2 Principal                For any Distribution Date, an amount equal to
Distribution Amount:               the excess of (x) the sum of (i) the
                                   aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                                   Distribution Amount on such Distribution
                                   Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                                   Principal Distribution Amount on such
                                   Distribution Date), (iii) the Certificate
                                   Principal Balance of the Class M-2
                                   Certificates (after taking into account the payment of the Class M-2 Principal
                                   Distribution Amount on such Distribution
                                   Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3
                                   Principal Distribution Amount on such
                                   Distribution Date), (v) the Certificate
                                   Principal Balance of the Class M-4
                                   Certificates (after taking into account the payment of the Class M-4 Principal
                                   Distribution Amount on such Distribution
                                   Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5
                                   Principal Distribution Amount on such
                                   Distribution Date), (vii) the Certificate
                                   Principal Balance of the Class M-6
                                   Certificates (after taking into account the payment of the Class M-6 Principal
                                   Distribution Amount on such Distribution
                                   Date), (viii) the Certificate Principal
                                   Balance of the Class B-1 Certificates (after taking into account the payment of the Class
                                   B-1 Principal Distribution Amount on such
                                   Distribution Date) and (ix) the Certificate
                                   Principal Balance of the Class B-2
                                   Certificates immediately prior to such
                                   Distribution Date over (y) the lesser of (A) the product of (i) approximately 91.80% and
                                   (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,738,786.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                     Page 13

Class B-3 Principal                For any Distribution Date, an amount equal to
Distribution Amount:               the excess of (x) the sum of (i) the
                                   aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                                   Distribution Amount on such Distribution
                                   Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                                   Principal Distribution Amount on such
                                   Distribution Date), (iii) the Certificate
                                   Principal Balance of the Class M-2
                                   Certificates (after taking into account the payment of the Class M-2 Principal
                                   Distribution Amount on such Distribution
                                   Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3
                                   Principal Distribution Amount on such
                                   Distribution Date), (v) the Certificate
                                   Principal Balance of the Class M-4
                                   Certificates (after taking into account the payment of the Class M-4 Principal
                                   Distribution Amount on such Distribution
                                   Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5
                                   Principal Distribution Amount on such
                                   Distribution Date), (vii) the Certificate
                                   Principal Balance of the Class M-6
                                   Certificates (after taking into account the payment of the Class M-6 Principal
                                   Distribution Amount on such Distribution
                                   Date), (viii) the Certificate Principal
                                   Balance of the Class B-1 Certificates (after taking into account the payment of the Class
                                   B-1 Principal Distribution Amount on such
                                   Distribution Date), (ix) the Certificate
                                   Principal Balance of the Class B-2
                                   Certificates (after taking into account the payment of the Class B-2 Principal
                                   Distribution Amount on such Distribution
                                   Date) and (x) the Certificate Principal
                                   Balance of the Class B-3 Certificates
                                   immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 94.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                                   (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,738,786.

Trust Tax Status:                  REMIC.

ERISA Eligibility:                 Subject to the considerations in the
                                   Prospectus, all Offered Certificates are
                                   ERISA eligible.

SMMEA Eligibility:                 It is anticipated that none of the Offered
                                   Certificates will be SMMEA eligible.

Prospectus:                        The Class A-1mz, Class A-2a, Class A-2b,
                                   Class A-2c, Class M-1, Class M-2, Class M-3,
                                   Class M-4, Class M-5, Class M-6, Class B-1,
                                   Class B-2 and Class B-3 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement
                                   (together, the "Prospectus"). Complete
                                   information with respect to the Offered
                                   Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                                   Certificates may not be consummated unless the purchaser has received the Prospectus.

                                   PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                   FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                   BE CONSIDERED IN CONNECTION WITH AN
                                   INVESTMENT IN THE OFFERED CERTIFICATES.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                     Page 14

Weighted Average Life Sensitivity
To CALL

           PPC (%)                                  50                 60                 75                100
----------------------------------------------------------------------------------------------------------------------------
  A-1mz    WAL (yrs)                               4.91               4.13               3.30               2.41
           First Payment Date                   3/25/2005          3/25/2005          3/25/2005          3/25/2005
           Expected Final Maturity              8/25/2019          5/25/2017          12/25/2014         5/25/2012
           Window                                1 - 174            1 - 147            1 - 118             1 - 87
----------------------------------------------------------------------------------------------------------------------------
   A-2a    WAL (yrs)                               1.38               1.16               0.93               0.70
           First Payment Date                   3/25/2005          3/25/2005          3/25/2005          3/25/2005
           Expected Final Maturity              1/25/2008          7/25/2007          1/25/2007          7/25/2006
           Window                                 1 - 35             1 - 29             1 - 23             1 - 17
----------------------------------------------------------------------------------------------------------------------------
   A-2b    WAL (yrs)                               6.31               5.27               4.19               2.99
           First Payment Date                   1/25/2008          7/25/2007          1/25/2007          7/25/2006
           Expected Final Maturity              5/25/2018          4/25/2016          1/25/2014          9/25/2011
           Window                                35 - 159           29 - 134           23 - 107           17 - 79
----------------------------------------------------------------------------------------------------------------------------
   A-2c    WAL (yrs)                              14.38              12.15               9.74               7.18
           First Payment Date                   5/25/2018          4/25/2016          1/25/2014          9/25/2011
           Expected Final Maturity              8/25/2019          5/25/2017          12/25/2014         5/25/2012
           Window                               159 - 174          134 - 147          107 - 118           79 - 87
----------------------------------------------------------------------------------------------------------------------------
   M-1     WAL (yrs)                               9.61               8.08               6.46               5.00
           First Payment Date                   10/25/2009         12/25/2008         3/25/2008          8/25/2008
           Expected Final Maturity              8/25/2019          5/25/2017          12/25/2014         5/25/2012
           Window                                56 - 174           46 - 147           37 - 118           42 - 87
 ---------------------------------------------------------------------------------------------------------------------------
   M-2     WAL (yrs)                               9.61               8.08               6.46               4.96
           First Payment Date                   10/25/2009         12/25/2008         3/25/2008          7/25/2008
           Expected Final Maturity              8/25/2019          5/25/2017          12/25/2014         5/25/2012
           Window                                56 - 174           46 - 147           37 - 118           41 - 87
----------------------------------------------------------------------------------------------------------------------------
   M-3     WAL (yrs)                               9.61               8.08               6.46               4.92
           First Payment Date                   10/25/2009         12/25/2008         3/25/2008          6/25/2008
           Expected Final Maturity              8/25/2019          5/25/2017          12/25/2014         5/25/2012
           Window                                56 - 174           46 - 147           37 - 118           40 - 87
----------------------------------------------------------------------------------------------------------------------------
   M-4     WAL (yrs)                               9.61               8.08               6.46               4.91
           First Payment Date                   10/25/2009         12/25/2008         3/25/2008          5/25/2008
           Expected Final Maturity              8/25/2019          5/25/2017          12/25/2014         5/25/2012
           Window                                56 - 174           46 - 147           37 - 118           39 - 87
----------------------------------------------------------------------------------------------------------------------------
   M-5     WAL (yrs)                               9.61               8.08               6.46               4.90
           First Payment Date                   10/25/2009         12/25/2008         3/25/2008          5/25/2008
           Expected Final Maturity              8/25/2019          5/25/2017          12/25/2014         5/25/2012
           Window                                56 - 174           46 - 147           37 - 118           39 - 87
----------------------------------------------------------------------------------------------------------------------------
   M-6     WAL (yrs)                               9.61               8.08               6.46               4.88
           First Payment Date                   10/25/2009         12/25/2008         3/25/2008          4/25/2008
           Expected Final Maturity              8/25/2019          5/25/2017          12/25/2014         5/25/2012
           Window                                56 - 174           46 - 147           37 - 118           38 - 87
----------------------------------------------------------------------------------------------------------------------------
   B-1     WAL (yrs)                               9.61               8.08               6.46               4.88
           First Payment Date                   10/25/2009         12/25/2008         3/25/2008          4/25/2008
           Expected Final Maturity              8/25/2019          5/25/2017          12/25/2014         5/25/2012
           Window                                56 - 174           46 - 147           37 - 118           38 - 87
----------------------------------------------------------------------------------------------------------------------------
   B-2     WAL (yrs)                               9.61               8.08               6.46               4.87
           First Payment Date                   10/25/2009         12/25/2008         3/25/2008          3/25/2008
           Expected Final Maturity              8/25/2019          5/25/2017          12/25/2014         5/25/2012
           Window                                56 - 174           46 - 147           37 - 118           37 - 87
----------------------------------------------------------------------------------------------------------------------------
   B-3     WAL (yrs)                               9.61               8.08               6.46               4.86
           First Payment Date                   10/25/2009         12/25/2008         3/25/2008          3/25/2008
           Expected Final Maturity              8/25/2019          5/25/2017          12/25/2014         5/25/2012
           Window                                56 - 174           46 - 147           37 - 118           37 - 87
           PPC (%)                                 125                150                175
--------------------------------------------------------------------------------------------------
  A-1mz    WAL (yrs)                               1.78               1.29               1.04
           First Payment Date                   3/25/2005          3/25/2005          3/25/2005
           Expected Final Maturity              10/25/2010         9/25/2009          10/25/2007
           Window                                 1 - 68             1 - 55             1 - 32
--------------------------------------------------------------------------------------------------
   A-2a    WAL (yrs)                               0.55               0.45               0.38
           First Payment Date                   3/25/2005          3/25/2005          3/25/2005
           Expected Final Maturity              3/25/2006          1/25/2006          11/25/2005
           Window                                 1 - 13             1 - 11             1 - 9
--------------------------------------------------------------------------------------------------
   A-2b    WAL (yrs)                               2.09               1.62               1.34
           First Payment Date                   3/25/2006          1/25/2006          11/25/2005
           Expected Final Maturity              3/25/2010          9/25/2007          3/25/2007
           Window                                13 - 61            11 - 31             9 - 25
--------------------------------------------------------------------------------------------------
   A-2c    WAL (yrs)                               5.60               3.21               2.37
           First Payment Date                   3/25/2010          9/25/2007          3/25/2007
           Expected Final Maturity              10/25/2010         9/25/2009          10/25/2007
           Window                                61 - 68            31 - 55            25 - 32
--------------------------------------------------------------------------------------------------
   M-1     WAL (yrs)                               4.65               4.59               3.51
           First Payment Date                   3/25/2009          9/25/2009          10/25/2007
           Expected Final Maturity              10/25/2010         9/25/2009          11/25/2008
           Window                                49 - 68            55 - 55            32 - 45
 --------------------------------------------------------------------------------------------------
   M-2     WAL (yrs)                               4.42               4.53               3.75
           First Payment Date                   11/25/2008         6/25/2009          11/25/2008
           Expected Final Maturity              10/25/2010         9/25/2009          11/25/2008
           Window                                45 - 68            52 - 55            45 - 45
--------------------------------------------------------------------------------------------------
   M-3     WAL (yrs)                               4.29               4.24               3.75
           First Payment Date                   9/25/2008          2/25/2009          11/25/2008
           Expected Final Maturity              10/25/2010         9/25/2009          11/25/2008
           Window                                43 - 68            48 - 55            45 - 45
--------------------------------------------------------------------------------------------------
   M-4     WAL (yrs)                               4.22               4.05               3.65
           First Payment Date                   8/25/2008          11/25/2008         8/25/2008
           Expected Final Maturity              10/25/2010         9/25/2009          11/25/2008
           Window                                42 - 68            45 - 55            42 - 45
--------------------------------------------------------------------------------------------------
   M-5     WAL (yrs)                               4.17               3.91               3.48
           First Payment Date                   7/25/2008          9/25/2008          6/25/2008
           Expected Final Maturity              10/25/2010         9/25/2009          11/25/2008
           Window                                41 - 68            43 - 55            40 - 45
--------------------------------------------------------------------------------------------------
   M-6     WAL (yrs)                               4.13               3.81               3.35
           First Payment Date                   6/25/2008          8/25/2008          4/25/2008
           Expected Final Maturity              10/25/2010         9/25/2009          11/25/2008
           Window                                40 - 68            42 - 55            38 - 45
--------------------------------------------------------------------------------------------------
   B-1     WAL (yrs)                               4.09               3.73               3.26
           First Payment Date                   5/25/2008          6/25/2008          2/25/2008
           Expected Final Maturity              10/25/2010         9/25/2009          11/25/2008
           Window                                39 - 68            40 - 55            36 - 45
--------------------------------------------------------------------------------------------------
   B-2     WAL (yrs)                               4.07               3.67               3.19
           First Payment Date                   4/25/2008          5/25/2008          1/25/2008
           Expected Final Maturity              10/25/2010         9/25/2009          11/25/2008
           Window                                38 - 68            39 - 55            35 - 45
--------------------------------------------------------------------------------------------------
   B-3     WAL (yrs)                               4.04               3.63               3.14
           First Payment Date                   4/25/2008          5/25/2008          1/25/2008
           Expected Final Maturity              10/25/2010         9/25/2009          11/25/2008
           Window                                38 - 68            39 - 55            35 - 45

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                     Page 15

Weighted Average Life Sensitivity
To MATURITY

           PPC (%)                                  50                 60                  75                100
-----------------------------------------------------------------------------------------------------------------------------
  A-1mz    WAL (yrs)                               5.19               4.41                3.57               2.62
           First Payment Date                   3/25/2005           3/25/2005          3/25/2005          3/25/2005
           Expected Final Maturity              3/25/2031          12/25/2028          6/25/2025          9/25/2020
           Window                                1 - 313             1 - 286            1 - 244            1 - 187
-----------------------------------------------------------------------------------------------------------------------------
   A-2a    WAL (yrs)                               1.38               1.16                0.93               0.70
           First Payment Date                   3/25/2005           3/25/2005          3/25/2005          3/25/2005
           Expected Final Maturity              1/25/2008           7/25/2007          1/25/2007          7/25/2006
           Window                                 1 - 35             1 - 29              1 - 23             1 - 17
-----------------------------------------------------------------------------------------------------------------------------
   A-2b    WAL (yrs)                               6.31               5.27                4.19               2.99
           First Payment Date                   1/25/2008           7/25/2007          1/25/2007          7/25/2006
           Expected Final Maturity              5/25/2018           4/25/2016          1/25/2014          9/25/2011
           Window                                35 - 159           29 - 134            23 - 107           17 - 79
-----------------------------------------------------------------------------------------------------------------------------
   A-2c    WAL (yrs)                              17.49               15.26              12.54               9.40
           First Payment Date                   5/25/2018           4/25/2016          1/25/2014          9/25/2011
           Expected Final Maturity              8/25/2031           4/25/2029          8/25/2025          6/25/2020
           Window                               159 - 318           134 - 290          107 - 246           79 - 184
-----------------------------------------------------------------------------------------------------------------------------
   M-1     WAL (yrs)                              10.35               8.81                7.12               5.54
           First Payment Date                   10/25/2009         12/25/2008          3/25/2008          8/25/2008
           Expected Final Maturity              10/25/2028          1/25/2026          5/25/2022          9/25/2018
           Window                                56 - 284           46 - 251            37 - 207           42 - 163
-----------------------------------------------------------------------------------------------------------------------------
   M-2     WAL (yrs)                              10.32               8.79                7.10               5.47
           First Payment Date                   10/25/2009         12/25/2008          3/25/2008          7/25/2008
           Expected Final Maturity              1/25/2028           4/25/2025          9/25/2021          3/25/2018
           Window                                56 - 275           46 - 242            37 - 199           41 - 157
-----------------------------------------------------------------------------------------------------------------------------
   M-3     WAL (yrs)                              10.29               8.76                7.07               5.42
           First Payment Date                   10/25/2009         12/25/2008          3/25/2008          6/25/2008
           Expected Final Maturity              3/25/2027           5/25/2024          12/25/2020         7/25/2017
           Window                                56 - 265           46 - 231            37 - 190           40 - 149
-----------------------------------------------------------------------------------------------------------------------------
   M-4     WAL (yrs)                              10.26               8.73                7.05               5.38
           First Payment Date                   10/25/2009         12/25/2008          3/25/2008          5/25/2008
           Expected Final Maturity              7/25/2026           9/25/2023          4/25/2020          1/25/2017
           Window                                56 - 257           46 - 223            37 - 182           39 - 143
-----------------------------------------------------------------------------------------------------------------------------
   M-5     WAL (yrs)                              10.22               8.69                7.04               5.34
           First Payment Date                   10/25/2009         12/25/2008          3/25/2008          5/25/2008
           Expected Final Maturity              10/25/2025          1/25/2023          11/25/2019         7/25/2016
           Window                                56 - 248           46 - 215            37 - 177           39 - 137
-----------------------------------------------------------------------------------------------------------------------------
   M-6     WAL (yrs)                              10.16               8.64                7.00               5.29
           First Payment Date                   10/25/2009         12/25/2008          3/25/2008          4/25/2008
           Expected Final Maturity              12/25/2024          3/25/2022          9/25/2019          1/25/2016
           Window                                56 - 238           46 - 205            37 - 175           38 - 131
-----------------------------------------------------------------------------------------------------------------------------
   B-1     WAL (yrs)                              10.08               8.56                6.94               5.23
           First Payment Date                   10/25/2009         12/25/2008          3/25/2008          4/25/2008
           Expected Final Maturity              12/25/2023          4/25/2021          12/25/2018         5/25/2015
           Window                                56 - 226           46 - 194            37 - 166           38 - 123
-----------------------------------------------------------------------------------------------------------------------------
   B-2     WAL (yrs)                               9.96               8.48                6.84               5.16
           First Payment Date                   10/25/2009         12/25/2008          3/25/2008          3/25/2008
           Expected Final Maturity              9/25/2022           2/25/2020          12/25/2017         8/25/2014
           Window                                56 - 211           46 - 180            37 - 154           37 - 114
-----------------------------------------------------------------------------------------------------------------------------
   B-3     WAL (yrs)                               9.78               8.38                6.71               5.04
           First Payment Date                   10/25/2009         12/25/2008          3/25/2008          3/25/2008
           Expected Final Maturity              6/25/2021          11/25/2019          1/25/2017          12/25/2013
           Window                                56 - 196           46 - 177            37 - 143           37 - 106
           PPC (%)                                 125                 150                175
--------------------------------------------------------------------------------------------------------------
  A-1mz    WAL (yrs)                               1.95               1.38                1.04
           First Payment Date                   3/25/2005           3/25/2005          3/25/2005
           Expected Final Maturity              1/25/2018           7/25/2015          10/25/2007
           Window                                1 - 155             1 - 125             1 - 32
--------------------------------------------------------------------------------------------------------------
   A-2a    WAL (yrs)                               0.55               0.45                0.38
           First Payment Date                   3/25/2005           3/25/2005          3/25/2005
           Expected Final Maturity              3/25/2006           1/25/2006          11/25/2005
           Window                                 1 - 13             1 - 11              1 - 9
--------------------------------------------------------------------------------------------------------------
   A-2b    WAL (yrs)                               2.09               1.62                1.34
           First Payment Date                   3/25/2006           1/25/2006          11/25/2005
           Expected Final Maturity              3/25/2010           9/25/2007          3/25/2007
           Window                                13 - 61             11 - 31             9 - 25
--------------------------------------------------------------------------------------------------------------
   A-2c    WAL (yrs)                               7.31               4.06                2.37
           First Payment Date                   3/25/2010           9/25/2007          3/25/2007
           Expected Final Maturity              11/25/2017          4/25/2015          10/25/2007
           Window                                61 - 153           31 - 122            25 - 32
--------------------------------------------------------------------------------------------------------------
   M-1     WAL (yrs)                               5.07               5.93                5.65
           First Payment Date                   3/25/2009           2/25/2010          10/25/2007
           Expected Final Maturity              10/25/2015          9/25/2013          9/25/2013
           Window                                49 - 128           60 - 103            32 - 103
--------------------------------------------------------------------------------------------------------------
   M-2     WAL (yrs)                               4.82               4.94                4.75
           First Payment Date                   11/25/2008          6/25/2009          4/25/2009
           Expected Final Maturity              4/25/2015           5/25/2013          11/25/2011
           Window                                45 - 122            52 - 99            50 - 81
--------------------------------------------------------------------------------------------------------------
   M-3     WAL (yrs)                               4.68               4.54                4.16
           First Payment Date                   9/25/2008           2/25/2009          11/25/2008
           Expected Final Maturity              11/25/2014         12/25/2012          7/25/2011
           Window                                43 - 117            48 - 94            45 - 77
--------------------------------------------------------------------------------------------------------------
   M-4     WAL (yrs)                               4.59               4.34                3.89
           First Payment Date                   8/25/2008          11/25/2008          8/25/2008
           Expected Final Maturity              6/25/2014           8/25/2012          4/25/2011
           Window                                42 - 112            45 - 90            42 - 74
--------------------------------------------------------------------------------------------------------------
   M-5     WAL (yrs)                               4.51               4.18                3.71
           First Payment Date                   7/25/2008           9/25/2008          6/25/2008
           Expected Final Maturity              1/25/2014           4/25/2012          1/25/2011
           Window                                41 - 107            43 - 86            40 - 71
--------------------------------------------------------------------------------------------------------------
   M-6     WAL (yrs)                               4.44               4.06                3.56
           First Payment Date                   6/25/2008           8/25/2008          4/25/2008
           Expected Final Maturity              8/25/2013          12/25/2011          9/25/2010
           Window                                40 - 102            42 - 82            38 - 67
--------------------------------------------------------------------------------------------------------------
   B-1     WAL (yrs)                               4.37               3.95                3.44
           First Payment Date                   5/25/2008           6/25/2008          2/25/2008
           Expected Final Maturity              2/25/2013           7/25/2011          6/25/2010
           Window                                39 - 96             40 - 77            36 - 64
--------------------------------------------------------------------------------------------------------------
   B-2     WAL (yrs)                               4.29               3.84                3.34
           First Payment Date                   4/25/2008           5/25/2008          1/25/2008
           Expected Final Maturity              7/25/2012           2/25/2011          1/25/2010
           Window                                38 - 89             39 - 72            35 - 59
--------------------------------------------------------------------------------------------------------------
   B-3     WAL (yrs)                               4.18               3.73                3.23
           First Payment Date                   4/25/2008           5/25/2008          1/25/2008
           Expected Final Maturity              12/25/2011          8/25/2010          8/25/2009
           Window                                38 - 82             39 - 66            35 - 54

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                     Page 16

CPR Sensitivity
To CALL

           CPR (%)                                             20                    25                    30
-----------------------------------------------------------------------------------------------------------------------------
  A-1mz    WAL (yrs)                                          3.26                  2.54                  2.01
           First Payment Date                               3/25/2005             3/25/2005             3/25/2005
           Expected Final Maturity                         12/25/2014            11/25/2012             6/25/2011
           Window                                            1 - 118               1 - 93                1 - 76
-----------------------------------------------------------------------------------------------------------------------------
   A-2a    WAL (yrs)                                          0.90                  0.71                  0.58
           First Payment Date                               3/25/2005             3/25/2005             3/25/2005
           Expected Final Maturity                          1/25/2007             8/25/2006             4/25/2006
           Window                                            1 - 23                1 - 18                1 - 14
-----------------------------------------------------------------------------------------------------------------------------
   A-2b    WAL (yrs)                                          4.19                  3.23                  2.48
           First Payment Date                               1/25/2007             8/25/2006             4/25/2006
           Expected Final Maturity                          2/25/2014             3/25/2012            11/25/2010
           Window                                           23 - 108               18 - 85               14 - 69
-----------------------------------------------------------------------------------------------------------------------------
   A-2c    WAL (yrs)                                          9.76                  7.69                  6.28
           First Payment Date                               2/25/2014             3/25/2012            11/25/2010
           Expected Final Maturity                         12/25/2014            11/25/2012             6/25/2011
           Window                                           108 - 118              85 - 93               69 - 76
-----------------------------------------------------------------------------------------------------------------------------
   M-1     WAL (yrs)                                          6.45                  5.23                  4.72
           First Payment Date                               3/25/2008             7/25/2008            12/25/2008
           Expected Final Maturity                         12/25/2014            11/25/2012             6/25/2011
           Window                                           37 - 118               41 - 93               46 - 76
-----------------------------------------------------------------------------------------------------------------------------
   M-2     WAL (yrs)                                          6.45                  5.20                  4.59
           First Payment Date                               3/25/2008             6/25/2008             9/25/2008
           Expected Final Maturity                         12/25/2014            11/25/2012             6/25/2011
           Window                                           37 - 118               40 - 93               43 - 76
-----------------------------------------------------------------------------------------------------------------------------
   M-3     WAL (yrs)                                          6.45                  5.18                  4.52
           First Payment Date                               3/25/2008             5/25/2008             8/25/2008
           Expected Final Maturity                         12/25/2014            11/25/2012             6/25/2011
           Window                                           37 - 118               39 - 93               42 - 76
-----------------------------------------------------------------------------------------------------------------------------
   M-4     WAL (yrs)                                          6.45                  5.17                  4.47
           First Payment Date                               3/25/2008             5/25/2008             7/25/2008
           Expected Final Maturity                         12/25/2014            11/25/2012             6/25/2011
           Window                                           37 - 118               39 - 93               41 - 76
-----------------------------------------------------------------------------------------------------------------------------
   M-5     WAL (yrs)                                          6.45                  5.16                  4.44
           First Payment Date                               3/25/2008             4/25/2008             6/25/2008
           Expected Final Maturity                         12/25/2014            11/25/2012             6/25/2011
           Window                                           37 - 118               38 - 93               40 - 76
-----------------------------------------------------------------------------------------------------------------------------
   M-6     WAL (yrs)                                          6.45                  5.16                  4.41
           First Payment Date                               3/25/2008             4/25/2008             5/25/2008
           Expected Final Maturity                         12/25/2014            11/25/2012             6/25/2011
           Window                                           37 - 118               38 - 93               39 - 76
-----------------------------------------------------------------------------------------------------------------------------
   B-1     WAL (yrs)                                          6.45                  5.16                  4.40
           First Payment Date                               3/25/2008             4/25/2008             4/25/2008
           Expected Final Maturity                         12/25/2014            11/25/2012             6/25/2011
           Window                                           37 - 118               38 - 93               38 - 76
-----------------------------------------------------------------------------------------------------------------------------
   B-2     WAL (yrs)                                          6.45                  5.14                  4.37
           First Payment Date                               3/25/2008             3/25/2008             4/25/2008
           Expected Final Maturity                         12/25/2014            11/25/2012             6/25/2011
           Window                                           37 - 118               37 - 93               38 - 76
-----------------------------------------------------------------------------------------------------------------------------
   B-3     WAL (yrs)                                          6.45                  5.14                  4.37
           First Payment Date                               3/25/2008             3/25/2008             4/25/2008
           Expected Final Maturity                         12/25/2014            11/25/2012             6/25/2011
           Window                                           37 - 118               37 - 93               38 - 76

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

CPR Sensitivity
To MATURITY

           CPR (%)                                             20                    25                    30
-----------------------------------------------------------------------------------------------------------------------------
  A-1mz    WAL (yrs)                                          3.52                  2.76                  2.19
           First Payment Date                               3/25/2005             3/25/2005             3/25/2005
           Expected Final Maturity                          7/25/2025            10/25/2021             2/25/2019
           Window                                            1 - 245               1 - 200               1 - 168
-----------------------------------------------------------------------------------------------------------------------------
   A-2a    WAL (yrs)                                          0.90                  0.71                  0.58
           First Payment Date                               3/25/2005             3/25/2005             3/25/2005
           Expected Final Maturity                          1/25/2007             8/25/2006             4/25/2006
           Window                                            1 - 23                1 - 18                1 - 14
-----------------------------------------------------------------------------------------------------------------------------
   A-2b    WAL (yrs)                                          4.19                  3.23                  2.48
           First Payment Date                               1/25/2007             8/25/2006             4/25/2006
           Expected Final Maturity                          2/25/2014             3/25/2012            11/25/2010
           Window                                           23 - 108               18 - 85               14 - 69
-----------------------------------------------------------------------------------------------------------------------------
   A-2c    WAL (yrs)                                          12.76                 10.18                 8.34
           First Payment Date                               2/25/2014             3/25/2012            11/25/2010
           Expected Final Maturity                          1/25/2026             2/25/2022             5/25/2019
           Window                                           108 - 251             85 - 204              69 - 171
-----------------------------------------------------------------------------------------------------------------------------
   M-1     WAL (yrs)                                          7.12                  5.80                  5.18
           First Payment Date                               3/25/2008             7/25/2008            12/25/2008
           Expected Final Maturity                          9/25/2022             7/25/2019            12/25/2016
           Window                                           37 - 211              41 - 173              46 - 142
-----------------------------------------------------------------------------------------------------------------------------
   M-2     WAL (yrs)                                          7.10                  5.75                  5.03
           First Payment Date                               3/25/2008             6/25/2008             9/25/2008
           Expected Final Maturity                          1/25/2022            12/25/2018             6/25/2016
           Window                                           37 - 203              40 - 166              43 - 136
-----------------------------------------------------------------------------------------------------------------------------
   M-3     WAL (yrs)                                          7.07                  5.71                  4.95
           First Payment Date                               3/25/2008             5/25/2008             8/25/2008
           Expected Final Maturity                          4/25/2021             5/25/2018            12/25/2015
           Window                                           37 - 194              39 - 159              42 - 130
-----------------------------------------------------------------------------------------------------------------------------
   M-4     WAL (yrs)                                          7.05                  5.68                  4.88
           First Payment Date                               3/25/2008             5/25/2008             7/25/2008
           Expected Final Maturity                          8/25/2020            11/25/2017             7/25/2015
           Window                                           37 - 186              39 - 153              41 - 125
-----------------------------------------------------------------------------------------------------------------------------
   M-5     WAL (yrs)                                          7.02                  5.64                  4.83
           First Payment Date                               3/25/2008             4/25/2008             6/25/2008
           Expected Final Maturity                          1/25/2020             4/25/2017             2/25/2015
           Window                                           37 - 179              38 - 146              40 - 120
-----------------------------------------------------------------------------------------------------------------------------
   M-6     WAL (yrs)                                          6.99                  5.59                  4.77
           First Payment Date                               3/25/2008             4/25/2008             5/25/2008
           Expected Final Maturity                          9/25/2019             9/25/2016             8/25/2014
           Window                                           37 - 175              38 - 139              39 - 114
-----------------------------------------------------------------------------------------------------------------------------
   B-1     WAL (yrs)                                          6.92                  5.54                  4.71
           First Payment Date                               3/25/2008             4/25/2008             4/25/2008
           Expected Final Maturity                         11/25/2018             1/25/2016             1/25/2014
           Window                                           37 - 165              38 - 131              38 - 107
-----------------------------------------------------------------------------------------------------------------------------
   B-2     WAL (yrs)                                          6.83                  5.45                  4.62
           First Payment Date                               3/25/2008             3/25/2008             4/25/2008
           Expected Final Maturity                         12/25/2017             4/25/2015             6/25/2013
           Window                                           37 - 154              37 - 122              38 - 100
-----------------------------------------------------------------------------------------------------------------------------
   B-3     WAL (yrs)                                          6.69                  5.34                  4.53
           First Payment Date                               3/25/2008             3/25/2008             4/25/2008
           Expected Final Maturity                          1/25/2017             7/25/2014            10/25/2012
           Window                                           37 - 143              37 - 113               38 - 92

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                     Page 18

                         Schedule of Available Funds and
            Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

         A-1mz Cap     A-2a Cap     A-2b Cap     A-2c Cap     M-1 Cap      M-2 Cap      M-3 Cap
            (%)          (%)          (%)          (%)          (%)          (%)          (%)
Period   ----------   ----------   ----------   ----------   ----------   ----------   ----------
         Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
     0            -            -            -            -            -            -            -
     1        10.45        10.44        10.44        10.44         9.67         9.67         9.67
     2        10.00        10.00        10.00        10.00         9.23         9.23         9.23
     3        10.23        10.23        10.23        10.23         9.45         9.45         9.45
     4        10.03        10.03        10.03        10.03         9.24         9.24         9.24
     5        10.26        10.26        10.26        10.26         9.46         9.46         9.46
     6        10.05        10.06        10.06        10.06         9.25         9.25         9.25
     7        10.07        10.07        10.07        10.07         9.26         9.26         9.26
     8        10.30        10.21        10.21        10.21         9.48         9.48         9.48
     9        10.09        10.00        10.00        10.00         9.27         9.27         9.27
    10        10.23        10.24        10.24        10.24         9.48         9.48         9.48
    11        10.02        10.03        10.03        10.03         9.27         9.27         9.27
    12        10.04        10.04        10.04        10.04         9.27         9.27         9.27
    13        10.78        10.78        10.78        10.78         9.97         9.97         9.97
    14        10.07        10.07        10.07        10.07         9.28         9.28         9.28
    15        10.31        10.22        10.22        10.22         9.49         9.49         9.49
    16        10.00        10.01        10.01        10.01         9.28         9.28         9.28
    17        10.25        10.25        10.25        10.25         9.50         9.50         9.50
    18        10.03            -        10.04        10.04         9.29         9.29         9.29
    19        10.05            -        10.06        10.06         9.29         9.29         9.29
    20        10.30            -        10.31        10.31         9.50         9.50         9.50
    21        10.10            -        10.10        10.10         9.29         9.29         9.29
    22        10.28            -        10.25        10.25         9.76         9.76         9.76
    23        10.03            -        10.00        10.00         9.50         9.50         9.50
    24        10.06            -        10.03        10.03         9.50         9.50         9.50
    25        10.98            -        10.97        10.97        10.33        10.33        10.33
    26        10.12            -        10.09        10.09         9.50         9.50         9.50
    27        10.43            -        10.40        10.40         9.76         9.76         9.76
    28        10.02            -        10.00        10.00         9.73         9.73         9.73
    29        10.37            -        10.35        10.35        10.01        10.01        10.01
    30        10.10            -        10.08        10.08         9.72         9.72         9.72
    31        10.15            -        10.12        10.12         9.72         9.72         9.72
    32        10.51            -        10.49        10.49        10.00        10.00        10.00
    33        10.25            -        10.23        10.23         9.73         9.73         9.73
    34        10.69            -        10.81        10.81        10.32        10.32        10.32
    35        10.41            -        10.52        10.52        10.01        10.01        10.01
    36        10.47            -        10.59        10.59        10.01        10.01        10.01
    37        58.07            -        58.20        58.20        10.64        10.64        10.64
    38        13.82            -        13.94        13.94        10.01        10.01        10.01
    39        14.15            -        14.27        14.27        10.31        10.31        10.31
    40        14.33            -        14.45        14.45        10.69        10.69        10.69
    41        14.68            -        14.81        14.81        10.77        10.77        10.77
    42        14.09            -        14.21        14.21        10.44        10.44        10.44
    43        13.98            -        14.10        14.10        10.44        10.44        10.44
    44        14.33            -        14.45        14.45        10.76        10.76        10.76
          M-4 Cap      M-5 Cap      M-6 Cap      B-1 Cap      B-2 Cap      B-3 Cap
            (%)          (%)          (%)          (%)          (%)          (%)
Period   ----------   ----------   ----------   ----------   ----------   ----------
         Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
------   ----------   ----------   ----------   ----------   ----------   ----------
     0            -            -            -            -            -            -
     1         9.67         9.67         9.67         9.67         9.67         9.67
     2         9.23         9.23         9.23         9.23         9.23         9.23
     3         9.45         9.45         9.45         9.45         9.45         9.45
     4         9.24         9.24         9.24         9.24         9.24         9.24
     5         9.46         9.46         9.46         9.46         9.46         9.46
     6         9.25         9.25         9.25         9.25         9.25         9.25
     7         9.26         9.26         9.26         9.26         9.26         9.26
     8         9.48         9.48         9.48         9.48         9.48         9.48
     9         9.27         9.27         9.27         9.27         9.27         9.27
    10         9.48         9.48         9.48         9.48         9.48         9.48
    11         9.27         9.27         9.27         9.27         9.27         9.27
    12         9.27         9.27         9.27         9.27         9.27         9.27
    13         9.97         9.97         9.97         9.97         9.97         9.97
    14         9.28         9.28         9.28         9.28         9.28         9.28
    15         9.49         9.49         9.49         9.49         9.49         9.49
    16         9.28         9.28         9.28         9.28         9.28         9.28
    17         9.50         9.50         9.50         9.50         9.50         9.50
    18         9.29         9.29         9.29         9.29         9.29         9.29
    19         9.29         9.29         9.29         9.29         9.29         9.29
    20         9.50         9.50         9.50         9.50         9.50         9.50
    21         9.29         9.29         9.29         9.29         9.29         9.29
    22         9.76         9.76         9.76         9.76         9.76         9.76
    23         9.50         9.50         9.50         9.50         9.50         9.50
    24         9.50         9.50         9.50         9.50         9.50         9.50
    25        10.33        10.33        10.33        10.33        10.33        10.33
    26         9.50         9.50         9.50         9.50         9.50         9.50
    27         9.76         9.76         9.76         9.76         9.76         9.76
    28         9.73         9.73         9.73         9.73         9.73         9.73
    29        10.01        10.01        10.01        10.01        10.01        10.01
    30         9.72         9.72         9.72         9.72         9.72         9.72
    31         9.72         9.72         9.72         9.72         9.72         9.72
    32        10.00        10.00        10.00        10.00        10.00        10.00
    33         9.73         9.73         9.73         9.73         9.73         9.73
    34        10.32        10.32        10.32        10.32        10.32        10.32
    35        10.01        10.01        10.01        10.01        10.01        10.01
    36        10.01        10.01        10.01        10.01        10.01        10.01
    37        10.64        10.64        10.64        10.64        10.64        10.64
    38        10.01        10.01        10.01        10.01        10.01        10.01
    39        10.31        10.31        10.31        10.31        10.31        10.31
    40        10.69        10.69        10.69        10.69        10.69        10.69
    41        10.77        10.77        10.77        10.77        10.77        10.77
    42        10.44        10.44        10.44        10.44        10.44        10.44
    43        10.44        10.44        10.44        10.44        10.44        10.44
    44        10.76        10.76        10.76        10.76        10.76        10.76


(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance
(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                     Page 19

                         Schedule of Available Funds and
            Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

         A-1mz Cap     A-2a Cap     A-2b Cap     A-2c Cap     M-1 Cap      M-2 Cap      M-3 Cap
            (%)          (%)          (%)          (%)          (%)          (%)          (%)
Period   ----------   ----------   ----------   ----------   ----------   ----------   ----------
         Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
    45        13.78            -        13.90        13.90        10.43        10.43        10.43
    46        14.93            -        15.01        15.01        10.78        10.78        10.78
    47        14.45            -        14.52        14.52        10.43        10.43        10.43
    48        14.44            -        14.52        14.52        10.42        10.42        10.42
    49        15.99            -        16.07        16.07        11.54        11.54        11.54
    50        14.44            -        14.52        14.52        10.42        10.42        10.42
    51        14.92            -        15.00        15.00        10.76        10.76        10.76
    52        14.97            -        14.96        14.96        10.87        10.87        10.87
    53        15.46            -        15.46        15.46        11.23        11.23        11.23
    54        14.96            -        14.96        14.96        10.86        10.86        10.86
    55        14.95            -        14.95        14.95        10.86        10.86        10.86
    56        15.45            -        15.45        15.45        11.22        11.22        11.22
    57        14.95            -        14.95        14.95        10.86        10.86        10.86
    58        15.60            -        15.66        15.66        11.37        11.37        11.37
    59        15.09            -        15.15        15.15        11.00        11.00        11.00
    60        15.09            -        15.15        15.15        11.00        11.00        11.00
    61        16.70            -        16.77        16.77        12.17        12.17        12.17
    62        15.08            -        15.14        15.14        10.99        10.99        10.99
    63        15.58            -        15.64        15.64        11.35        11.35        11.35
    64        15.10            -        15.18        15.18        11.02        11.02        11.02
    65        15.60            -        15.68        15.68        11.38        11.38        11.38
    66        15.10            -        15.17        15.17        11.01        11.01        11.01
    67        15.09            -        15.17        15.17        11.01        11.01        11.01
    68        15.59            -        15.67        15.67        11.37        11.37        11.37
    69        15.08            -        15.16        15.16        11.00        11.00        11.00
    70        15.61            -        15.70        15.70        11.39        11.39        11.39
    71        15.10            -        15.19        15.19        11.02        11.02        11.02
    72        15.10            -        15.18        15.18        11.01        11.01        11.01
    73        16.71            -        16.80        16.80        12.19        12.19        12.19
    74        15.09            -        15.17        15.17        11.01        11.01        11.01
    75        15.59            -        15.68        15.68        11.37        11.37        11.37
    76        15.10            -        15.18        15.18        11.01        11.01        11.01
    77        15.60            -        15.69        15.69        11.38        11.38        11.38
    78        15.09            -        15.18        15.18        11.01        11.01        11.01
    79        15.09            -        15.17        15.17        11.00        11.00        11.00
    80        15.59            -            -        15.67        11.36        11.36        11.36
    81        15.08            -            -        15.16        10.99        10.99        10.99
    82        15.59            -            -        15.67        11.37        11.37        11.37
    83        15.08            -            -        15.17        11.00        11.00        11.00
    84        15.08            -            -        15.16        10.99        10.99        10.99
    85        16.11            -            -        16.20        11.74        11.74        11.74
    86        15.07            -            -        15.15        10.98        10.98        10.98
    87        15.57            -            -        15.65        11.34        11.34        11.34
    88        15.06            -            -        15.15        10.97        10.97        10.97
    89        15.56            -            -        15.65        11.34        11.34        11.34
    90        15.05            -            -        15.14        10.97        10.97        10.97
          M-4 Cap      M-5 Cap      M-6 Cap      B-1 Cap      B-2 Cap      B-3 Cap
            (%)          (%)          (%)          (%)          (%)          (%)
Period   ----------   ----------   ----------   ----------   ----------   ----------
         Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
------   ----------   ----------   ----------   ----------   ----------   ----------
    45        10.43        10.43        10.43        10.43        10.43        10.43
    46        10.78        10.78        10.78        10.78        10.78        10.78
    47        10.43        10.43        10.43        10.43        10.43        10.43
    48        10.42        10.42        10.42        10.42        10.42        10.42
    49        11.54        11.54        11.54        11.54        11.54        11.54
    50        10.42        10.42        10.42        10.42        10.42        10.42
    51        10.76        10.76        10.76        10.76        10.76        10.76
    52        10.87        10.87        10.87        10.87        10.87        10.87
    53        11.23        11.23        11.23        11.23        11.23        11.23
    54        10.86        10.86        10.86        10.86        10.86        10.86
    55        10.86        10.86        10.86        10.86        10.86        10.86
    56        11.22        11.22        11.22        11.22        11.22        11.22
    57        10.86        10.86        10.86        10.86        10.86        10.86
    58        11.37        11.37        11.37        11.37        11.37        11.37
    59        11.00        11.00        11.00        11.00        11.00        11.00
    60        11.00        11.00        11.00        11.00        11.00        11.00
    61        12.17        12.17        12.17        12.17        12.17        12.17
    62        10.99        10.99        10.99        10.99        10.99        10.99
    63        11.35        11.35        11.35        11.35        11.35        11.35
    64        11.02        11.02        11.02        11.02        11.02        11.02
    65        11.38        11.38        11.38        11.38        11.38        11.38
    66        11.01        11.01        11.01        11.01        11.01        11.01
    67        11.01        11.01        11.01        11.01        11.01        11.01
    68        11.37        11.37        11.37        11.37        11.37        11.37
    69        11.00        11.00        11.00        11.00        11.00        11.00
    70        11.39        11.39        11.39        11.39        11.39        11.39
    71        11.02        11.02        11.02        11.02        11.02        11.02
    72        11.01        11.01        11.01        11.01        11.01        11.01
    73        12.19        12.19        12.19        12.19        12.19        12.19
    74        11.01        11.01        11.01        11.01        11.01        11.01
    75        11.37        11.37        11.37        11.37        11.37        11.37
    76        11.01        11.01        11.01        11.01        11.01        11.01
    77        11.38        11.38        11.38        11.38        11.38        11.38
    78        11.01        11.01        11.01        11.01        11.01        11.01
    79        11.00        11.00        11.00        11.00        11.00        11.00
    80        11.36        11.36        11.36        11.36        11.36        11.36
    81        10.99        10.99        10.99        10.99        10.99        10.99
    82        11.37        11.37        11.37        11.37        11.37        11.37
    83        11.00        11.00        11.00        11.00        11.00        11.00
    84        10.99        10.99        10.99        10.99        10.99        10.99
    85        11.74        11.74        11.74        11.74        11.74        11.74
    86        10.98        10.98        10.98        10.98        10.98        10.98
    87        11.34        11.34        11.34        11.34        11.34        11.34
    88        10.97        10.97        10.97        10.97        10.97        10.97
    89        11.34        11.34        11.34        11.34        11.34        11.34
    90        10.97        10.97        10.97        10.97        10.97        10.97


(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance
(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                     Page 20

                         Schedule of Available Funds and
            Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

         A-1mz Cap     A-2a Cap     A-2b Cap     A-2c Cap     M-1 Cap      M-2 Cap      M-3 Cap
            (%)          (%)          (%)          (%)          (%)          (%)          (%)
Period   ----------   ----------   ----------   ----------   ----------   ----------   ----------
         Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
    91        15.05            -            -        15.13        10.96        10.96        10.96
    92        15.54            -            -        15.63        11.32        11.32        11.32
    93        15.04            -            -        15.13        10.95        10.95        10.95
    94        15.54            -            -        15.63        11.31        11.31        11.31
    95        12.62            -            -        12.71        10.95        10.95        10.95
    96        12.02            -            -        12.10        10.94        10.94        10.94
    97        13.33            -            -        13.43        12.11        12.11        12.11
    98        12.07            -            -        12.16        10.93        10.93        10.93
    99        12.50            -            -        12.59        11.29        11.29        11.29
   100        12.12            -            -        12.21        10.92        10.92        10.92
   101        12.56            -            -        12.65        11.28        11.28        11.28
   102        12.18            -            -        12.27        10.92        10.92        10.92
   103        12.21            -            -        12.30        10.91        10.91        10.91
   104        12.65            -            -        12.74        11.27        11.27        11.27
   105        12.27            -            -        12.36        10.90        10.90        10.90
   106        12.72            -            -        12.81        11.26        11.26        11.26
   107        12.34            -            -        12.43        10.90        10.90        10.90
   108        12.38            -            -        12.47        10.89        10.89        10.89
   109        13.74            -            -        13.84        12.05        12.05        12.05
   110        12.45            -            -        12.54        10.88        10.88        10.88
   111        12.90            -            -        13.00        11.24        11.24        11.24
   112        12.53            -            -        12.62        10.87        10.87        10.87
   113        12.99            -            -        13.08        11.23        11.23        11.23
   114        12.61            -            -        12.70        10.87        10.87        10.87
   115        12.65            -            -        12.75        10.86        10.86        10.86
   116        13.12            -            -        13.22        11.22        11.22        11.22
   117        12.74            -            -        12.84        10.85        10.85        10.85
   118        13.22            -            -        13.32        11.21        11.21        11.21
   119        12.84            -            -        12.94        10.85        10.85        10.85
   120        12.89            -            -        12.99        10.84        10.84        10.84
   121        14.33            -            -        14.44        12.00        12.00        12.00
   122        12.99            -            -        13.09        10.83        10.83        10.83
   123        13.48            -            -        13.59        11.19        11.19        11.19
   124        13.11            -            -        13.20        10.82        10.82        10.82
   125        13.60            -            -        13.70        11.18        11.18        11.18
   126        13.22            -            -        13.32        10.82        10.82        10.82
   127        13.28            -            -        13.38        10.81        10.81        10.81
   128        13.79            -            -        13.89        11.17        11.17        11.17
   129        13.41            -            -        13.51        10.80        10.80        10.80
   130        13.93            -            -        14.03        11.16        11.16        11.16
   131        13.55            -            -        13.65        10.80        10.80        10.80
   132        13.62            -            -        13.72        10.79        10.79        10.79
   133        14.64            -            -        14.74        11.53        11.53        11.53
   134        13.77            -            -        13.87        10.78        10.78        10.78
   135        14.31            -            -        14.41        11.14        11.14        11.14
   136        13.92            -            -        14.02        10.78        10.78        10.78
          M-4 Cap      M-5 Cap      M-6 Cap      B-1 Cap      B-2 Cap      B-3 Cap
            (%)          (%)          (%)          (%)          (%)          (%)
Period   ----------   ----------   ----------   ----------   ----------   ----------
         Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
------   ----------   ----------   ----------   ----------   ----------   ----------
    91        10.96        10.96        10.96        10.96        10.96        10.96
    92        11.32        11.32        11.32        11.32        11.32        11.32
    93        10.95        10.95        10.95        10.95        10.95        10.95
    94        11.31        11.31        11.31        11.31        11.31        11.31
    95        10.95        10.95        10.95        10.95        10.95        10.95
    96        10.94        10.94        10.94        10.94        10.94        10.94
    97        12.11        12.11        12.11        12.11        12.11        12.11
    98        10.93        10.93        10.93        10.93        10.93        10.93
    99        11.29        11.29        11.29        11.29        11.29        11.29
   100        10.92        10.92        10.92        10.92        10.92        10.92
   101        11.28        11.28        11.28        11.28        11.28        11.28
   102        10.92        10.92        10.92        10.92        10.92        10.92
   103        10.91        10.91        10.91        10.91        10.91        10.91
   104        11.27        11.27        11.27        11.27        11.27        11.27
   105        10.90        10.90        10.90        10.90        10.90        10.90
   106        11.26        11.26        11.26        11.26        11.26        11.26
   107        10.90        10.90        10.90        10.90        10.90            -
   108        10.89        10.89        10.89        10.89        10.89            -
   109        12.05        12.05        12.05        12.05        12.05            -
   110        10.88        10.88        10.88        10.88        10.88            -
   111        11.24        11.24        11.24        11.24        11.24            -
   112        10.87        10.87        10.87        10.87        10.87            -
   113        11.23        11.23        11.23        11.23        11.23            -
   114        10.87        10.87        10.87        10.87        10.87            -
   115        10.86        10.86        10.86        10.86        10.86            -
   116        11.22        11.22        11.22        11.22            -            -
   117        10.85        10.85        10.85        10.85            -            -
   118        11.21        11.21        11.21        11.21            -            -
   119        10.85        10.85        10.85        10.85            -            -
   120        10.84        10.84        10.84        10.84            -            -
   121        12.00        12.00        12.00        12.00            -            -
   122        10.83        10.83        10.83        10.83            -            -
   123        11.19        11.19        11.19        11.19            -            -
   124        10.82        10.82        10.82        10.82            -            -
   125        11.18        11.18        11.18            -            -            -
   126        10.82        10.82        10.82            -            -            -
   127        10.81        10.81        10.81            -            -            -
   128        11.17        11.17        11.17            -            -            -
   129        10.80        10.80        10.80            -            -            -
   130        11.16        11.16        11.16            -            -            -
   131        10.80        10.80        10.80            -            -            -
   132        10.79        10.79        10.79            -            -            -
   133        11.53        11.53            -            -            -            -
   134        10.78        10.78            -            -            -            -
   135        11.14        11.14            -            -            -            -
   136        10.78        10.78            -            -            -            -


(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance
(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                     Page 21

                         Schedule of Available Funds and
            Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

         A-1mz Cap     A-2a Cap     A-2b Cap     A-2c Cap     M-1 Cap      M-2 Cap      M-3 Cap
            (%)          (%)          (%)          (%)          (%)          (%)          (%)
Period   ----------   ----------   ----------   ----------   ----------   ----------   ----------
         Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
   137        14.47            -            -        14.58        11.13        11.13        11.13
   138        14.09            -            -        14.19        10.77        10.77        10.77
   139        14.17            -            -        14.28        10.76        10.76        10.76
   140        14.74            -            -        14.84        11.12        11.12        11.12
   141        14.36            -            -        14.46        10.75        10.75        10.75
   142        14.93            -            -        15.04        11.11        11.11        11.11
   143        14.55            -            -        14.65        10.75        10.75        10.75
   144        14.65            -            -        14.75        10.74        10.74        10.74
   145        16.33            -            -        16.44        11.89        11.89        11.89
   146        14.85            -            -        14.96        10.73        10.73        10.73
   147        15.46            -            -        15.57        11.09        11.09        11.09
   148        15.07            -            -        15.18        10.73        10.73        10.73
   149        15.69            -            -        15.80        11.08        11.08        11.08
   150        15.31            -            -        15.41        10.72        10.72        10.72
   151        15.43            -            -        15.53        10.71        10.71        10.71
   152        16.07            -            -        16.18        11.07        11.07            -
   153        15.68            -            -        15.78        10.71        10.71            -
   154        16.34            -            -        16.45        11.06        11.06            -
   155        15.95            -            -        16.05        10.70        10.70            -
   156        16.09            -            -        16.19        10.69        10.69            -
   157        17.97            -            -        18.09        11.84        11.84            -
   158        16.38            -            -        16.48        10.69        10.69            -
   159        17.08            -            -        17.19        11.04            -            -
   160        16.69            -            -        16.79        10.68            -            -
   161        17.41            -            -        17.52        11.03            -            -
   162        17.01            -            -        17.12        10.67            -            -
   163        17.18            -            -        17.29        10.67            -            -
   164        17.94            -            -        18.05        11.02            -            -
   165        17.54            -            -        17.65        10.66            -            -
   166        18.39            -            -        18.50            -            -            -
   167        18.13            -            -        18.23            -            -            -
   168        18.48            -            -        18.59            -            -            -
   169        20.88            -            -        21.00            -            -            -
   170        19.27            -            -        19.38            -            -            -
   171        20.37            -            -        20.48            -            -            -
   172        20.19            -            -        20.30            -            -            -
   173        21.40            -            -        21.51            -            -            -
   174        21.26            -            -        21.37            -            -            -
   175        21.87            -            -        21.98            -            -            -
   176        23.29            -            -        23.40            -            -            -
   177        23.27            -            -        23.38            -            -            -
   178        38.63            -            -        38.89            -            -            -
   179        40.17            -            -        40.42            -            -            -
   180        43.50            -            -        43.76            -            -            -
   181        50.86            -            -        51.13            -            -            -
   182        52.65            -            -        52.91            -            -            -
          M-4 Cap      M-5 Cap      M-6 Cap      B-1 Cap      B-2 Cap      B-3 Cap
            (%)          (%)          (%)          (%)          (%)          (%)
Period   ----------   ----------   ----------   ----------   ----------   ----------
         Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
------   ----------   ----------   ----------   ----------   ----------   ----------
   137        11.13        11.13            -            -            -            -
   138        10.77        10.77            -            -            -            -
   139        10.76        10.76            -            -            -            -
   140        11.12            -            -            -            -            -
   141        10.75            -            -            -            -            -
   142        11.11            -            -            -            -            -
   143        10.75            -            -            -            -            -
   144        10.74            -            -            -            -            -
   145        11.89            -            -            -            -            -
   146            -            -            -            -            -            -
   147            -            -            -            -            -            -
   148            -            -            -            -            -            -
   149            -            -            -            -            -            -
   150            -            -            -            -            -            -
   151            -            -            -            -            -            -
   152            -            -            -            -            -            -
   153            -            -            -            -            -            -
   154            -            -            -            -            -            -
   155            -            -            -            -            -            -
   156            -            -            -            -            -            -
   157            -            -            -            -            -            -
   158            -            -            -            -            -            -
   159            -            -            -            -            -            -
   160            -            -            -            -            -            -
   161            -            -            -            -            -            -
   162            -            -            -            -            -            -
   163            -            -            -            -            -            -
   164            -            -            -            -            -            -
   165            -            -            -            -            -            -
   166            -            -            -            -            -            -
   167            -            -            -            -            -            -
   168            -            -            -            -            -            -
   169            -            -            -            -            -            -
   170            -            -            -            -            -            -
   171            -            -            -            -            -            -
   172            -            -            -            -            -            -
   173            -            -            -            -            -            -
   174            -            -            -            -            -            -
   175            -            -            -            -            -            -
   176            -            -            -            -            -            -
   177            -            -            -            -            -            -
   178            -            -            -            -            -            -
   179            -            -            -            -            -            -
   180            -            -            -            -            -            -
   181            -            -            -            -            -            -
   182            -            -            -            -            -            -


(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance
(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                     Page 22

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

         A-1mz Cap     A-2a Cap     A-2b Cap     A-2c Cap     M-1 Cap      M-2 Cap      M-3 Cap
            (%)          (%)          (%)          (%)          (%)          (%)          (%)
Period   ----------   ----------   ----------   ----------   ----------   ----------   ----------
         Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
   183        61.13            -            -        61.39            -            -            -
   184        67.78            -            -        68.03            -            -            -
   185        82.41            -            -        82.67            -            -            -
   186        97.49            -            -        97.74            -            -            -
   187       126.46            -            -       126.72            -            -            -
   188       188.29            -            -            -            -            -            -
   189       333.90            -            -            -            -            -            -
   190       *                 -            -            -            -            -            -
   191            -            -            -            -            -            -            -
          M-4 Cap      M-5 Cap      M-6 Cap      B-1 Cap      B-2 Cap      B-3 Cap
            (%)          (%)          (%)          (%)          (%)          (%)
Period   ----------   ----------   ----------   ----------   ----------   ----------
         Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
------   ----------   ----------   ----------   ----------   ----------   ----------
   183            -            -            -            -            -            -
   184            -            -            -            -            -            -
   185            -            -            -            -            -            -
   186            -            -            -            -            -            -
   187            -            -            -            -            -            -
   188            -            -            -            -            -            -
   189            -            -            -            -            -            -
   190            -            -            -            -            -            -
   191            -            -            -            -            -            -

* In Period 190, the Class A-1mz Certificates have an approximate balance of $5,337 and are paid approximately $37,877 in interest.


(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance
(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                     Page 23

Senior Interest Rate Cap Schedules

               Group I Class A Interest Rate Cap             Group II Class A Interest Rate Cap
         -------------------------------------------   --------------------------------------------
Period   Notional Balance ($)   Strike %   Ceiling %   Notional Balance ($)   Strike %    Ceiling %
     1         531,394,000.00       6.25        9.60         388,533,000.00        6.40        9.80
     2         515,823,047.62       6.25        9.60         377,004,978.77        6.40        9.80
     3         500,500,462.18       6.25        9.60         365,677,377.33        6.40        9.80
     4         485,417,482.65       6.25        9.60         354,543,480.19        6.40        9.80
     5         470,566,001.82       6.25        9.60         343,596,896.36        6.40        9.80
     6         455,938,412.64       6.25        9.60         332,831,771.92        6.40        9.80
     7         441,528,043.52       6.25        9.60         322,242,781.55        6.40        9.80
     8         427,328,991.35       6.25        9.60         311,825,118.45        6.50        9.80
     9         413,336,103.75       6.25        9.60         301,574,482.59        6.50        9.80
    10         399,544,958.80       6.35        9.60         291,487,067.36        6.50        9.80
    11         385,951,905.29       6.35        9.60         281,559,544.51        6.50        9.80
    12         372,553,844.67       6.35        9.60         271,789,047.51        6.50        9.80
    13         359,349,311.88       6.35        9.60         262,173,235.87        6.50        9.80
    14         346,338,543.81       6.35        9.60         252,716,053.92        6.50        9.80
    15         333,672,520.78       6.35        9.60         243,508,834.80        6.60        9.80
    16         321,342,095.03       6.45        9.60         234,544,954.88        6.60        9.80
    17         309,338,363.84       6.45        9.60         225,817,966.47        6.60        9.80
    18         297,652,657.55       6.45        9.60         217,321,593.25        6.60        9.80
    19         286,276,538.84       6.45        9.60         209,049,725.61        6.60        9.80
    20         275,201,794.71       6.45        9.60         200,996,416.26        6.60        9.80
    21         264,420,430.46       6.45        9.60         193,155,875.90        6.60        9.80
    22         253,924,733.01       7.90        9.60         185,522,494.64        8.25        9.80
    23         243,760,774.37       7.90        9.60         178,116,644.58        8.25        9.80
    24         233,864,659.15       7.90        9.60         170,905,749.72        8.25        9.80
    25         224,229,318.09       7.90        9.60         163,884,664.18        8.25        9.80
    26         214,847,868.98       7.90        9.60         157,048,378.33        8.25        9.80
    27         205,713,611.64       7.90        9.60         150,392,015.14        8.25        9.80
    28         196,820,032.93       8.80        9.60         143,910,835.61        9.15        9.80
    29         188,176,728.52       8.80        9.60         137,608,118.51        9.15        9.80
    30         179,760,742.11       8.80        9.60         131,471,047.94        9.15        9.80
    31         171,566,085.98       8.80        9.60         125,495,258.57        9.15        9.80
    32         163,586,930.51       8.80        9.60         119,676,500.49        9.15        9.80
    33         155,817,600.04       8.80        9.60         114,010,636.11        9.15        9.80
    34                      -          -           -                      -           -           -

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                     Page 24

Subordinate Interest Rate Cap Schedules

                   Class M Interest Rate Cap                       Class B Interest Rate Cap
         -------------------------------------------   --------------------------------------------
Period   Notional Balance ($)   Strike %   Ceiling %   Notional Balance ($)   Strike %    Ceiling %
     1         152,078,000.00       5.90        8.75          41,319,000.00        4.85        7.70
     2         152,078,000.00       5.90        8.75          41,319,000.00        4.85        7.70
     3         152,078,000.00       5.90        8.75          41,319,000.00        4.85        7.70
     4         152,078,000.00       5.90        8.75          41,319,000.00        4.85        7.70
     5         152,078,000.00       5.90        8.75          41,319,000.00        4.85        7.70
     6         152,078,000.00       5.90        8.75          41,319,000.00        4.85        7.70
     7         152,078,000.00       5.90        8.75          41,319,000.00        4.85        7.70
     8         152,078,000.00       5.90        8.75          41,319,000.00        4.85        7.70
     9         152,078,000.00       5.90        8.75          41,319,000.00        4.85        7.70
    10         152,078,000.00       5.90        8.75          41,319,000.00        4.85        7.70
    11         152,078,000.00       5.90        8.75          41,319,000.00        4.85        7.70
    12         152,078,000.00       5.90        8.75          41,319,000.00        4.85        7.70
    13         152,078,000.00       5.90        8.75          41,319,000.00        4.85        7.70
    14         152,078,000.00       5.90        8.75          41,319,000.00        4.85        7.70
    15         152,078,000.00       5.90        8.75          41,319,000.00        4.85        7.70
    16         152,078,000.00       5.90        8.75          41,319,000.00        4.85        7.70
    17         152,078,000.00       5.90        8.75          41,319,000.00        4.85        7.70
    18         152,078,000.00       5.90        8.75          41,319,000.00        4.85        7.70
    19         152,078,000.00       5.90        8.75          41,319,000.00        4.85        7.70
    20         152,078,000.00       5.90        8.75          41,319,000.00        4.85        7.70
    21         152,078,000.00       5.90        8.75          41,319,000.00        4.85        7.70
    22         152,078,000.00       7.20        8.95          41,319,000.00        6.15        7.90
    23         152,078,000.00       7.20        8.95          41,319,000.00        6.15        7.90
    24         152,078,000.00       7.20        8.95          41,319,000.00        6.15        7.90
    25         152,078,000.00       7.20        8.95          41,319,000.00        6.15        7.90
    26         152,078,000.00       7.20        8.95          41,319,000.00        6.15        7.90
    27         152,078,000.00       7.20        8.95          41,319,000.00        6.15        7.90
    28         152,078,000.00       7.90        9.20          41,319,000.00        6.85        8.15
    29         152,078,000.00       7.90        9.20          41,319,000.00        6.85        8.15
    30         152,078,000.00       7.90        9.20          41,319,000.00        6.85        8.15
    31         152,078,000.00       7.90        9.20          41,319,000.00        6.85        8.15
    32         152,078,000.00       7.90        9.20          41,319,000.00        6.85        8.15
    33         152,078,000.00       7.90        9.20          41,319,000.00        6.85        8.15
    34         152,078,000.00       8.60        9.45          41,319,000.00        7.55        8.40
    35         152,078,000.00       8.60        9.45          41,319,000.00        7.55        8.40
    36         152,078,000.00       8.60        9.45          41,319,000.00        7.55        8.40
    37         152,078,000.00       8.60        9.45          41,319,000.00        7.55        8.40
    38         152,078,000.00       8.60        9.45          37,858,424.66        7.55        8.40
    39         148,635,940.67       8.60        9.45          30,539,641.65        7.55        8.40
    40         138,960,365.37       8.60        9.45          29,737,064.86        7.55        8.40
    41         129,538,957.47       9.30        9.90          28,955,570.91        8.25        8.85
    42         120,365,028.22       9.30        9.90          28,194,605.02        8.25        8.85
    43         111,432,065.35       9.30        9.90          27,453,626.99        8.25        8.85
    44         102,733,728.43       9.30        9.90          26,732,110.88        8.25        8.85
    45          95,803,893.84       9.30        9.90          26,029,544.63        8.25        8.85
    46                      -          -           -                      -           -           -

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                     Page 25